SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  March 2, 2000



                                  LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Missouri                   0-16946                    43-1039532
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation)            File Number)           Identification No.)



               10101 Renner Blvd., Lenexa, KS                 66219
           ----------------------------------------          -------
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code:   913-888-1770
                                                             ------------


















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Item 5.      Other Events

LabOne, Inc. announced the appointment of John McCarty as executive vice president and chief financial officer. McCarty will officially join the company April 1, 2000.

McCarty comes to LabOne with more than 20 years of corporate finance experience and 10 years with healthcare related organizations.
Most recently, he was senior vice president and chief financial officer for eai Healthcare Staffing Solutions, Phoenix.
















                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LabOne, Inc.


Date: March 3, 2000               By    /s/  Kurt E. Gruenbacher
                                        ------------------------
                                  Kurt E. Gruenbacher, V.P. Finance, CAO
                                  and Treasurer



Date: March 3, 2000               By    /s/  W. Thomas Grant
                                        ------------------------
                                  W. Thomas Grant, Chairman, President
                                  and Chief Executive Officer








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